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Introduction to BioVie & NeurMedix

B Riley Neuroscience Conference • April 28, 2021

Forward-looking Statements

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This document contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 that involve risks, uncertainties and assumptions that could cause BioVie's actual results and experience to differ materially from anticipated results and expectations expressed in these forward-looking statements. BioVie has in some cases identified forward-looking statements by using words such as "anticipates," "believes," "hopes," "estimates," "looks," "expects," "plans," "intends," "goal," "potential," "may," "suggest," and similar expressions. Among other factors that could cause actual results to differ materially from those expressed in forward-looking statements are BioVie's need for, and the availability of, substantial capital in the future to fund its operations and research and development. Other risks are that BioVie's compounds may not successfully complete pre-clinical or clinical testing, or be granted regulatory approval to be sold and marketed in the United States or elsewhere. BioVie cannot guarantee the effectiveness of its patents or Orphan Drug designations. A more complete description of these risk factors is included in BioVie's filings with the Securities and Exchange Commission. In addition to the risks described above and in BioVie's filings with the Securities and Exchange Commission, other unknown or unpredictable factors also could affect BioVie's results. No forward-looking statements can be guaranteed and actual results may differ materially from such statements. You should not place undue reliance on any forward-looking statements. BioVie undertakes no obligation to release publicly the results of any revisions to any such forward-looking statements that may be made to reflect events or circumstances after the date of that these slides are posted to BioVie's website or to reflect the occurrence of unanticipated events, except as required by applicable law or regulation.

BioVie Background

- Clinical-stage biopharma company developing continuous infusion of terlipressin for the treatment of end-stage liver diseases
- Announced the acquisition of the assets of NuerMedix yesterday
- Appointed Cuong Do as President and Chief Executive Officer

Compelling Asset Portfolio

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BIV201

- Phase 2b trial in refractory ascites underway. Agreement with FDA on pivotal Phase 3 design
- Continuous infusion terlipressin offers potential for safe therapy at home

NE3107

- Pivotal Phase 3 stage asset
- First-in-class small molecule inhibitor of inflammation and insulin resistance
- Able to cross blood-brain barrier
- Excellent safety profile
- Pipeline in a Product

Opportunity with BIV201

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$670M

Addressable US ascites market size*; Projected BIV201 US peak sales of $450 M with 67% penetration

20,000

US patients targeted for BIV201 therapy

0

Number of FDA-approved drugs to specifically treat ascites

Direct competitors

Phase 2

Pivotal Phase 3 in 2022

Phase 2b study is underway; FDA *Fast Track Status* and will seek *Breakthrough Therapy*

Orphan Drug

Orphan Drug designations for ascites and HRS with potential 7 years market exclusivity**; Patent-pending liquid formulations

Sources/Notes:
* D'Amico 2014; BioVie poster presentation at AASLD 2019. Assumes three 28-day treatment regimens annually.
** If first to market.

About NeurMedix Assets

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- Years of research on inhibiting the pathological inflammatory cascade and insulin resistance in the brain
- Attractive assets/IP with remarkably broad applicability across diseases
- Rare Phase 3 asset with multiple follow-ons in other indications

Significance of Inflammation

- Alzheimer's Disease
- Parkinson's
- Insulin resistance
- Other inflammation-driven diseases such as
  - Rheumatoid arthritis
  - Osteoporosis
  - Cystic fibrosis, COPD
  - Cardiovascular
- Multiple Myeloma
- Castrate-resistant Prostate
- Other inflammation-driven cancers such as
  - Breast
  - Colon
  - Gastric
  - Liver
  - Lung

Inflammation implicated in many medical conditions

Disrupting Biological Pathways

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- Protein complexes are 3-D structures
- Each complex could have multiple roles in multiple biological pathways
- Challenge is to selectively change the conformation to:
  - Interrupt interactions in the deleterious pathway
  - While not disturbing beneficial interactions



Precision critical for efficacy and safety

NE3107: A Differentiated Molecule

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- First-in-class molecule with desirable characteristics
  - Small molecule
  - Crosses blood-brain barrier
  - Excellent safety profile demonstrated in pre-clinical and clinical trials
- Blocks neuroinflammation and insulin-resistance at the right time/place in pathologic pathway
- Does not inhibit homeostatic activity

Extracellular Signal-Related Kinase (ERK)


Homeostatic
Pathways
via Ras/Raf/Mek
ERK
Inflammatory
Pathways
via NFkB

Critical player for both homeostasis and inflammation (and inflammation-induced insulin resistance)

NE3107 is Highly Selective

- Blocks only inflammatory phosphorylation of ERK by MEK
  - Breaks TNFα reactivation cycle
  - Inhibits inflammation-induced insulin resistance
- Does not appear to affect ERK phosphorylation by Ras/Raf/MEK
- No effects on homeostasis


Extra-cellular Signals
MEK
MEK-P
NE3107
ERK
ERK-P
TNFα Production
Perpetuates Inflammatory Effects

NE3107 Applicability

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Alzheimer's Disease	• Reduces inflammation and insulin resistance implicated in Alzheimer's
Parkinson's Disease	• Reduces inflammation, insulin resistance and parkinsonism in low dopamine environments • TNF reduction reduces levadopa induced dyskinesia
Multiple Myeloma	• MM cells secrete cytokines (e.g., TNFα) and chemokines (e.g., MCP-1) that stimulate inflammation • NE3107 inhibits activation of NFkB, ERK, TNF, MCP-1, and IL-6 implicated in MM
Prostate Cancer	• NFkB/ERK drives IL-23 and IL-6 production, which leads to castrate-resistant prostate cancer • NE3107 inhibits ERK-dependent IL-23 and IL-6 production and may inhibit formation of CRPC

NE3107 vs. Others

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Company	Approach	NE3107 Benefits
AC Immune	• Semorinemab/ACI-3024 promotes clearance of tau • Does not address inflammatory stimuli other than tau	• Small molecule • Broader anti-inflammatory activity
Alector	• AL002 is an antibody that stimulates microglial phagocytosis optimally targeting amyloid or bacteria • The antibody could have a large impact on neuroinflammation	• Oral small molecule with CNS access
Annovis Bio	• Posiphen mechanism decreases APP and tau, but does not impact systemic inflammatory stimuli and insulin resistance in Alzheimer's Disease • Posiphen mechanism inhibits production of alpha synuclein, which has a central role in Parkinson's Disease pathophysiology	NE3107 may be superior with • Blocking inflammation-driven factors in AD • Blocking non-alpha synuclein inflammatory factors in PD
Athira	• ATH-1017 decreases inflammation mediated by TLR4 among other activities • By disrupting TLR4, ATH-1017 reduces inflammation via the NFkB pathway	NE3107 may • Act more selectively downstream in the pathway • Inhibit insulin resistance and inflammation initiated by other cytokines and chemokines
Azeliragon	• TTP488 is an inhibitor of RAGE cell surface receptors • Since RAGE has homeostatic functions, chronic RAGE inhibition may have adverse effects	• More selective • Downstream in pathway
AZTherapies	• ALZT-OP1 is a combination of cromolyn and ibuprophen • Does not distinguish between inflammatory and homeostatic activities	• More selective • Downstream in pathway
Biogen and Eli Lilly	• Biogen's Aducanumab and Lilly's donanemab remove amyloid plaques • Do not address inflammatory stimuli other than amyloid beta	• Small molecule • Broader anti-inflammatory activity
Cassava	• Simufilam (PTI-125) disrupts inflammatory signaling meditated by the α7-nicotinic acetylcholine receptor (α7nAChR) and toll-like receptor 4 (TLR4) • By disrupting TLR4, Simufilam reduces inflammation via the NFkB pathway	NE3107 may • Act more selectively downstream in the pathway • Inhibit insulin resistance and inflammation initiated by other cytokines and chemokines
Cortexyme	• Atuzaginstat decreases inflammation by Porphyromonas gingivalis bacterial infection that potentially decreases amyloid beta and p-tau inflammatory stimuli • Role of bacterial infection to the total inflammatory in AD is unknown	• Broadly applicable to all AD patients – not just with bacterial infection
Denali Therapeutics	• DNL788 for AD is a small molecule impacting TNF mediated inflammation and cell death • Very similar role to NE3107 in inhibiting TNF perpetuation of NFkB pathway • DNL151 for PD is a small molecule impacting LLRK2 focused on disease progression	• Approved for phase 3 start in AD • Broader inhibitor of insulin resistance and inflammation with promotoric and anti-LID activity, in addition to neuroprotection in NHP models in PD
Immune Bio	• XPRO1595 is a large molecule that inhibits TNF; Phase 1 • Very similar role to NE3107 in inhibiting TNF perpetuation of NFkB pathway	• Oral small molecule with CNS access; inhibits pro-inflammatory activation of TNF/TNFR1/2 without impacting homeostatic role of TNFR1; Phase 3

Pipeline



Discovery
Pre-clinical
Phase 1
Phase 2
Phase 3
Alzheimer's
Ascites
Parkinson's*
Multiple Myeloma
Prostate Cancer

* Drug-drug interaction study with levodopa required to proceed to Phase 2

Catalysts & Timelines (US)

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2021
2022
2023
2024
2025
Q1
Q2
Q3
Q4
Ascites
Phase 2b
Phase 3
HRS-AKI
Phase 3
Alzheimer's
Phase 3*
Additional trials if required
Parkinson's
Phase 1b
Phase 2/3
Multiple Myeloma
Phase 2
Phase 3
Prostate Cancer
Phase 2
Phase 3
File NDA
Launch

* The FDA-authorized pivotal Phase 3 may not have enough patients for NDA approval and may require an additional study.

Next Steps

- Advance clinical programs
- Expand leadership to pursue opportunities
- Finalize development plans

Recap

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- BIV201 provides foundation
- NeurMedix assets allow BioVie to address some of the greatest unmet needs in medicine
  - Delivers advances for patients
  - Generates returns for shareholders
- Diversifies BioVie's portfolio with unique assets transforming BioVie into a broad-based biopharma company

R&D Day

- Wednesday, May 19th at 12:00 – 2:00 p.m. EDT
- Opportunity to delve deeper into our R&D programs and plans

Thank You